SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 2011

TREX COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14649	54-1910453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Exeter Drive Winchester, Virginia		22603-8605
(Address of Principal Executive Offices)		(ZIP Code)

Registrant’s telephone number, including area code: (540) 542-6300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On August 3, 2011, the Company entered into the following agreements:

1.	Amendment and Restatement of Employment Agreement for Ronald W. Kaplan;

2.	Amendment and Restatement of Trex Company, Inc. Change in Control Severance Agreement for Ronald W. Kaplan;

3.	An Amendment and Restatement of Trex Company, Inc. Change in Control Severance Agreement for all executive officers (other than the Chief Executive Officer); and

4.	A Severance Agreement for all executive officers (other than the Chief Executive Officer).

Amendment and Restatement of Employment Agreement for Ronald W. Kaplan

Mr. Kaplan has entered into an employment agreement with the Company, dated as of January 1, 2008, which was amended and restated as of March 7, 2011. The Amendment and Restatement of Employment Agreement dated August 3, 2011 (the “Amended Employment Agreement”) amends and restates the employment agreement in its entirety. The Amended Employment Agreement has an initial term expiring on August 16, 2015. The term of Mr. Kaplan’s employment will automatically be extended for additional one-year periods beginning on August 17, 2015 unless either Mr. Kaplan or the Company provides a non-extension notice to the other at least 90 days before the expiration of the employment term then in effect. Under the agreement, Mr. Kaplan is entitled to receive an annual base salary of $515,000 (which is subject to adjustment by the Board of Directors or the Compensation Committee on an annual basis), to participate in the Company’s annual cash bonus plan with a target incentive equal to 100% of Mr. Kaplan’s base salary (which target is established by the Board of Directors or the Compensation Committee on an annual basis, but in no event can be less than 80% of Mr. Kaplan’s base salary), to participate in the Company’s 2005 Stock Incentive Plan (the current provisions of which provide an annual grant of long term incentives in an amount equal to 200% of Mr. Kaplan’s base salary), and to receive all medical and other benefits extended to the Company’s other senior executives.

The Amended Employment Agreement provides for the payment of severance benefits to Mr. Kaplan if the Company terminates his employment without “cause” or if Mr. Kaplan resigns for “good reason.” For this purpose, “good reason” includes events specified in the Amended Employment Agreement, including a material and adverse change in Mr. Kaplan’s status or position with the Company, a 10% or greater reduction in Mr. Kaplan’s aggregate base salary and targeted bonus other than as part of general reduction in executive compensation, the failure by the Company to continue in effect any employee benefit plan in which Mr. Kaplan is participating (or plans providing Mr. Kaplan with similar benefits that are not materially reduced in the aggregate) other than as a result of normal expiration of such plan in accordance with its terms, the relocation of Mr. Kaplan’s office that is both more than 50 miles from his current office and further than his then-current residence, or a material breach by the Company of the Amended Employment Agreement; provided however, that if any of the aforementioned conditions exists, Mr. Kaplan must provide notice to the Company no more than 90 calendar days following the initial existence of the condition and his intention to terminate his employment for good reason. Upon such notice the Company shall have 30 calendar days to remedy the condition. Upon such a termination, Mr. Kaplan will be entitled to receive the following:

•

a lump-sum cash payment equal to the sum of (1) Mr. Kaplan’s accrued base salary and accrued vacation pay plus (2) if not previously paid, Mr. Kaplan’s annual cash bonus earned for the preceding fiscal year;

•

a lump-sum cash payment equal to two times the sum of (1) Mr. Kaplan’s base salary then in effect plus (2) the greater of (a) Mr. Kaplan’s targeted cash bonus for the year in which his employment terminates or (b) his actual cash bonus earned for the preceding year;

•

continued health, dental and life insurance benefits on the same terms and conditions as though he had remained an active executive, for the shorter of 24 months or until equivalent coverage is obtained from a new employer; and

•

accelerated vesting of all outstanding long-term incentive awards, including stock options, stock appreciation rights (“SARs”), and restricted shares, with any stock options or SARs being exercisable for a period ending on the earlier of 5 years after termination or employment or the expiration of the term of such grant.

If Mr. Kaplan’s employment is terminated during a change in control protection period under his change in control severance agreement described below, Mr. Kaplan will be entitled to receive the severance payments specified under that agreement instead of the foregoing payments under his Amended Employment Agreement.

The foregoing description of Mr. Kaplan’s employment agreement with the Company is qualified in its entirety by reference to the Amended Employment Agreement, a copy of which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Amendment and Restatement of Trex Company, Inc. Change in Control Severance Agreement for Ronald W. Kaplan

Mr. Kaplan entered into a change in control severance agreement with the Company dated as of January 1, 2008. The Amendment and Restatement of Trex Company, Inc. Change in Control Severance Agreement dated August 3, 2011 (the “Kaplan CIC Agreement”) amends and restates the change in control severance agreement. The terms of the Kaplan CIC Agreement are generally similar to those of the Company’s change in control severance agreements for officers other than Mr. Kaplan, as described below. Under the Kaplan CIC Agreement, if, within the period beginning 90 days before and ending two years after a change in control of the Company, Mr. Kaplan’s employment is terminated by the Company (other than for cause or by reason of death or disability) or if he terminates his employment in certain circumstances defined in the agreement which constitute “good reason,” Mr. Kaplan will receive severance benefits. For this purpose, “good reason” includes events specified in the agreement, including a material and adverse change in Mr. Kaplan’s status or position with Trex Company, a 10% or greater reduction in Mr. Kaplan’s aggregate base salary and targeted bonus other than as part of general reduction in executive compensation, the failure by the Company or any successor to continue in effect any employee benefit plan in which Mr. Kaplan is participating (or plans providing Mr. Kaplan with similar benefits that are not materially reduced in the aggregate) other than as a result of normal expiration of such plan in accordance with its terms, or the relocation of Mr. Kaplan’s office that is both more than 50 miles from the current office and further than his then-current residence. Upon such termination, the Mr. Kaplan will receive:

•

a lump-sum cash payment equal to the sum of (1) Mr. Kaplan’s accrued annual base salary and accrued vacation pay plus (2) if not previously paid, Mr. Kaplan’s annual bonus earned for the preceding fiscal year plus (3) Mr. Kaplan’s targeted cash bonus for the year in which the severance occurs, pro-rated based upon the number of days he was employed during such year;

•

a lump sum severance payment of 2.99 times the sum of (1) his annual base salary (in effect immediately prior to the change in control or termination, whichever is greater) and (2) the greater of (a) his target cash bonus for the year immediately prior to the year in which the change in control occurs, (b) his target cash bonus for the year in which employment terminates or (c) his actual cash bonus for the year immediately prior to the year in which employment terminates; and

•

continuation of group health and dental insurance, and group life insurance, on the same terms and conditions as though he had remained an active employee, for the shorter of 18 months or until equivalent coverage is obtained from a new employer.

If a change of control occurs during the term of the Kaplan CIC Agreement, Mr. Kaplan will be entitled to accelerated vesting of all outstanding long-term incentive awards, including stock options, stock appreciation rights (“SARs”), restricted shares, and performance shares (at the targeted payment level).

In addition, the agreement provides that, to the extent necessary to avoid imposition of the excise tax under Section 4999 of the Internal Revenue Code (the “Code”) in connection with a change in control, the amounts payable or benefits to be provided to Mr. Kaplan shall be reduced such that the reduction of compensation to be provided to Mr. Kaplan is minimized. In applying this principle, the reduction shall be made in a manner consistent with the requirements of Section 409A of the Code, and where two economically equivalent amounts are subject to reduction but payable at different times, such amounts shall be reduced on a pro rata basis (but not below zero).

A change in control is generally defined as (1) the acquisition by any person or entity of more than 35% of the Company’s outstanding stock, (2) a merger where the stockholders of the Company immediately prior to the merger would not own more than 50% of the outstanding stock of the Company after such merger, (3) a sale of all or substantially all of the assets of the Company, or (4) during any two-year period, the directors in office at the beginning of such period ceasing to be a majority of the board, unless the nomination of each new director during such period was approved by at least two-thirds of the directors in office at the beginning of such period.

The foregoing description of Mr. Kaplan’s change in control severance is qualified in its entirety by reference to the Kaplan CIC Agreement, a copy of which is filed as Exhibit 10.2 to this report and incorporated herein by reference.

Form of Amendment and Restatement of Trex Company, Inc. Change in Control Severance Agreement for Eligible Employees

The Company adopted a form of Change in Control Severance Agreement for Eligible Employees on April 2, 2007 for executive officers of the Company other than the Chief Executive Officer (“Eligible Employees”). On August 3, 2011, the Company amended and restated the form of the Change in Control Severance Agreement (the “Amended CIC Agreement”), and entered into such agreements with all executive officers other than Mr. Kaplan. Pursuant to the Amended CIC Agreement, if within the period beginning 90 days before and ending two years after a “change in control” of the Company, the employment of the executive is terminated by the Company (other than a termination for cause or by reason of death or disability) or if the executive terminates his employment for “good reason” as such term is defined in the Amended CIC Agreement, the executive will receive severance benefits. For this purpose, “good reason” includes events specified in the agreement, including a material and adverse change in the Eligible Employee’s status or position with Trex Company, a 10% or greater reduction in the Eligible Employee’s aggregate base salary and targeted bonus other than as part of general reduction in executive compensation, the failure by the Company or any successor to continue in effect any employee benefit plan in which the Eligible Employee is participating (or plans providing the Eligible Employee with similar benefits that are not materially reduced in the aggregate) other than as a result of normal expiration of such plan in accordance with its terms, or the relocation of the Eligible Employee’s office that is both more than 50 miles from the current office and further than his then-current residence. Upon such termination, the Eligible Employee will receive:

•

a lump-sum cash payment equal to the sum of (1) the Eligible Employee’s accrued base salary and accrued vacation pay, plus (2) if not previously paid, the Eligible Employee’s annual cash bonus earned for the preceding fiscal year, plus (3) the Eligible Employee’s targeted cash bonus for the year in which the severance occurs, pro-rated based upon the number of days he was employed during such year;

•

a lump sum severance payment of 1.50 times the sum of the (1) Eligible Employee’s annual base salary (in effect immediately prior to the change in control or termination, whichever is greater) and (2) the greater of (a) the Eligible Employee’s target cash bonus for the year immediately prior to the year in which the change in control occurs, (b) the Eligible Employee’s target cash bonus for the year in which employment terminates or (c) the actual cash bonus earned by the Eligible Employee for the year immediately prior to the year in which employment terminates; and

•

continuation of group health and dental insurance, and group life insurance, on the same terms and conditions as though the Eligible Employee had remained an active employee, for the shorter of 18 months or until coverage is obtained from a new employer.

If a change of control occurs during the term of the Amended CIC Agreement, the Eligible Employee will be entitled to accelerated vesting of all outstanding long-term incentive awards, including, but not limited to, stock options, stock appreciation rights, restricted shares, and performance shares (at the targeted payment level).

In addition, the Amended CIC Agreement provides that, to the extent necessary to avoid imposition of the excise tax under Section 4999 of the Internal Revenue Code in connection with a change in control, the amounts payable or benefits to be provided to the Eligible Employees shall be reduced such that the reduction of compensation to be provided to the Eligible Employees is minimized. In applying this principle, the reduction shall be made in a manner consistent with the requirements of Section 409A of the Code, and where two economically equivalent amounts are subject to reduction but payable at different times, such amounts shall be reduced on a pro rata basis (but not below zero).

A change in control is generally defined as (1) the acquisition by any person or entity of more than 35% of the Company’s outstanding stock, (2) a merger where the stockholders of the Company immediately prior to the merger would not own more than 50% of the outstanding stock of the Company after such merger, (3) a sale of all or substantially all of the assets of the Company, or (4) during any two-year period, the directors in office at the beginning of such period ceasing to be a majority of the board, unless the nomination of each new director during such period was approved by at least two-thirds of the directors in office at the beginning of such period.

The foregoing description is qualified in its entirety by reference to the Amended CIC Agreement, a copy of which is filed as Exhibit 10.3 to this report and incorporated herein by reference.

Form of Severance Agreement for all executive officers (other than Mr. Kaplan)

The Company adopted a form of Severance Agreement for executive officers of the Company (other than the chief executive officer) (the “Executive Severance Agreement”), and entered into such agreements with all executive officers other than Mr. Kaplan on August 3, 2011. The term of the Executive Severance Agreement is two years, unless it is extended by mutual agreement of the parties. The Executive Severance Agreement provides for the payment of severance compensation and benefits to the executive officer (the “Executive”) if the Company terminates his employment without “cause” or if the Executive resigns for “good reason.” For this purpose, “good reason” includes events specified in the Executive Severance Agreement, including a material and adverse change in Executive’s status or position with the Company, a 10% or greater reduction in Executive’s aggregate base salary and targeted bonus other than as part of general reduction in executive compensation, the relocation of Executive’s office that is both more than 50 miles from his current office and further than his then-current residence, or a material breach by the Company of the Executive Severance Agreement; provided however, that if any of the aforementioned conditions exists, Executive must provide notice to the Company no more than 90 calendar days following the initial existence of the condition and his intention to terminate his employment for good reason. Upon such notice the Company shall have 30 calendar days to remedy the condition. Upon such a termination, the Executive will be entitled to receive the following:

•	a lump-sum cash payment equal to the sum of (1) Executive’s accrued base salary and accrued vacation pay and (2) if not previously paid, Executive’s annual bonus earned for the preceding fiscal year;

•

a lump-sum cash payment equal to one times the sum of (1) Executive’s base salary then in effect plus (2) an amount equal to the greater of (a) Executive’s targeted cash bonus for the year immediately prior to the year in which his employment terminates or (b) his actual cash bonus earned for the year immediately prior to the year in which his employment terminates;

•

(a) any unvested restricted stock or restricted stock units held by Executive immediately prior to termination of employment that was otherwise scheduled to vest during the one year period following termination shall not be forfeited and instead shall be immediately vested and all applicable restrictions on any shares under such grants shall lapse, and (b) any unvested stock appreciation rights or options held by Executive immediately prior to termination of employment that were otherwise scheduled to vest during the one year period following termination shall not be forfeited and instead shall vest in accordance with such schedule, and shall then be exercisable for a period of 90 days following such vesting; and

•

Continued health and dental plan benefits on the same terms and conditions as though the Executive had remained an active employee, for the shorter of 12 months or until equivalent coverage is obtained from a new employer.

The foregoing description is qualified in its entirety by reference to the Executive Severance Agreement, a copy of which is filed as Exhibit 10.4 to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) The Company herewith files the following exhibit:

Exhibit Number	Description of Exhibit

10.1	Amendment and Restatement of Employment Agreement of Ronald W. Kaplan (FILED HEREWITH)

10.2	Amendment and Restatement of Trex Company, Inc. Change in Control Severance Agreement of Ronald W. Kaplan (FILED HEREWITH)

10.3	Form of Amendment and Restatement of Trex Company, Inc. Change in Control Severance Agreement for Officers other than the Chief Executive Officer (FILED HEREWITH)

10.4	Form of Severance Agreement for Officers other than the Chief Executive Officer (FILED HEREWITH)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREX COMPANY, INC.

Date: August 9, 2011	/S/ JAMES E. CLINE
James E. Cline
Chief Financial Officer